As filed with the Securities and Exchange Commission on July 7, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

April 30, 2006

CastleRock Fund

June 2006

Dear Fellow Shareholders:

As portfolio managers of the CastleRock Fund (the “Fund”), we are delighted to submit our semi-annual report for the six-month period ended April 30, 2006. We would like to take this opportunity to welcome new investors and thank our shareholders for their investment in the Fund. We are pleased and proud that you have chosen us as part of your investment program. While the Fund has been open for less than a year, we feel we are off to a great start and believe the Fund is well positioned to play an important part in any well-balanced portfolio.

Strategy Review

The investment objective of the CastleRock Fund is to obtain the majority of the returns associated with an investment in the stock market, while reducing volatility for investors. We start with fundamental research and analysis to determine which stocks are selling at attractive valuations relative to their intrinsic value. This focus on valuation should provide some level of protection in a declining market. We then further hedge much of the risk associated with owning stocks by writing call options against the majority of the underlying equities. This is known as selling covered call options. As a seller of a covered call option, the Fund receives cash (the “premium”) from the purchaser at the time of the sale. The premium will act as a cushion against downward moves in the underlying stock and will provide incremental returns in a flat to modestly up market, thus reducing the volatility of the Fund. This strategy should provide our shareholders with a more stable return than what is generated by simply owning U.S. equities.

Fiscal Year-To-Date Market Overview

We have witnessed a mixed bag of positive and negative economic data. However, the conflicting data was not enough to restrain the bull market, as investor enthusiasm pushed most major stock indices to multi-year highs. Investors overlooked surging energy costs and higher interest rates and instead focused on the positives including strong economic growth, solid corporate profits, consumer confidence, and balance sheet health.

After the sluggish calendar 2005 fourth quarter, both GDP and consumer spending rebounded in early 2006. GDP basically played catch-up after the negative impact of hurricane Katrina, while strong job growth and rising income levels have led to the improvement in consumer spending.

Corporate profits are still expected to grow at double-digit rates going forward. Corporate earnings have not disappointed, as the majority of reported earnings have come in better than expected, causing several analysts to increase their growth rate estimates.

CastleRock Fund

In addition, corporations continue to look for ways to spend their large cash balances. Capital spending on new plants and equipment has increased and merger and acquisition activity has been extremely active.

Value stocks have continued their long trend of outperforming growth stocks. Small and medium sized companies have also continued their trend of outperforming large companies. This trend has now lasted for six straight years, significantly shrinking the valuation gap between small/mid-cap stocks and large-cap stocks. Energy and Materials have been the two best performing sectors during the six-month period ended April 30, 2006, as commodity prices have continued to move higher. Health Care and Utilities have been the two worst performing sectors, as investors have shunned defensive assets and contemplated the impact of higher interest rates on high dividend paying utility stocks.

Performance Commentary

As mentioned in the strategic review, we strive to obtain the majority of the returns of the S&P 500 while reducing risk for our shareholders. We are pleased to announce that we are meeting our objective. For the six-month period ended April 30, 2006, the Fund is up 8.42% versus the 9.64% return of the S&P 500. In addition, during this same period, the worst one-month return for the S&P 500 was 0.04% while the Fund’s worst one-month return was 0.46%.

The CBOE Volatility Index (VIX), a key gauge of option pricing, has spent much of the last 12 months near historical lows. During periods with low volatility, the cash premiums we receive from selling covered call options are reduced. While we would welcome any increase in the VIX, we are still extremely satisfied with our results and believe we are well on our way to our goal of delivering the rewards of effective risk management to our investors.

Fiscal Second Half Perspective

Despite the recent stock market strength, concerns remain. Higher energy prices, a slowdown in the housing market, a tapped out consumer, and higher interest rates could all prove to be stumbling blocks for the stock market during the summer doldrums. After 15 consecutive increases in short-term interest rates by the Fed and at least 1 more on the way, easy money is starting to be removed from the economy. While the stock market seems ready to leap higher at any news suggesting the Fed will soon be finished raising interest rates, any rally might be short lived as the prospect of slower growth in the future starts to sink in.

CastleRock Fund

The longevity of the current bull market is also becoming a bigger concern. The current rally has lasted roughly 800 trading days without a double-digit drop. This ranks as the third-longest stretch and the longest since the 1,767 trading day stretch from 1990 to 1997. Moderate pullbacks have been fairly regular events throughout history, with declines of 10% or more occurring on average of once every 161 trading days.

Based on the headwinds facing the market, our expectations remain biased towards moderate returns at best going forward. What is nice about our covered call strategy is that the premiums earned from selling covered calls should act as a cushion during a market correction and should bring in incremental income in a flat to moderate return environment. While we will lag in a large bull market, managing risk should never go out of style.

We appreciate your continued confidence and look forward to serving you in the future.

Sincerely,

Mark Matsko, CFA	Steve Devejian, CFA
Portfolio Manager	Portfolio Manager

Selling covered call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time the call option is sold. Although the Fund seeks to reduce volatility by selling covered call options, the use of a covered call strategy may not fully protect against declines in the underlying common stocks.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributor, LLC, distributor.

CastleRock Fund

EXPENSE EXAMPLE at April 30, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/05 - 4/30/06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CastleRock Fund

EXPENSE EXAMPLE at April 30, 2006 (Unaudited), Continued

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/05	Ending Account Value 4/30/06	Expenses Paid During Period 11/1/05 - 4/30/06*

Actual	$1,000.00	$1,084.20	$7.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

ALLOCATION OF PORTFOLIO ASSETS at April 30, 2006 (Unaudited)

CastleRock Fund

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited)

COMMON STOCKS - 107.71%	Shares	Value
Aerospace & Defense - 0.79%
Honeywell International, Inc. (a)	2,000	$85,000

Airlines - 1.71%
Southwest Airlines Co. (a)	11,300	183,286

Automobiles - 1.90%
Harley-Davidson, Inc. (a)	4,000	203,360

Capital Markets - 0.60%
Morgan Stanley (a)	1,000	64,300

Chemicals - 2.88%
Sensient Technologies Corp. (a)	15,000	308,250

Computers & Peripherals - 6.85%
Dell, Inc. (a)(b)	5,000	131,000
Diebold, Inc. (a)	6,500	276,575
International Business Machines Corp. (a)	1,000	82,340
Lexmark International, Inc. - Class A (a)(b)	5,000	243,500
		733,415

Diversified Financial Services - 2.04%
Citigroup, Inc. (a)	3,000	149,850
J.P. Morgan Chase & Co. (a)	1,500	68,070
		217,920

Electronic Equipment & Instruments - 0.83%
CDW Corp. (a)	1,500	89,280

Food & Staples Retailing - 1.14%
BJ’s Wholesale Club, Inc. (a)(b)	4,000	122,480

Health Care Equipment & Supplies - 12.81%
Biomet, Inc. (a)	10,100	375,518
Diagnostic Products Corp. (a)	7,000	406,000
Fisher Scientific International, Inc. (a)(b)	3,000	211,650
Zimmer Holdings, Inc. (a)(b)	6,000	377,400
		1,370,568

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited), Continued

COMMON STOCKS - 107.71%, Continued	Shares	Value
Health Care Providers & Services - 1.94%
Health Management Associates, Inc. - Class A (a)	10,000	$207,100

Industrial Conglomerates - 2.96%
Tyco International Ltd. (a)(c)	12,000	316,200

Insurance - 22.09%
AMBAC Financial Group, Inc. (a)	5,000	411,800
American International Group, Inc.	5,000	326,250
MBIA, Inc. (a)	20,600	1,228,378
RenaissanceRe Holdings Ltd. (a)(c)	4,000	168,200
Transatlantic Holdings, Inc.	4,000	229,800
		2,364,428

IT Services - 7.05%
Affiliated Computer Services, Inc. - Class A (a)(b)	5,500	306,680
Computer Sciences Corp. (a)(b)	3,000	175,650
First Data Corp. (a)	5,700	271,833
		754,163

Media - 2.44%
Time Warner, Inc. (a)	15,000	261,000

Oil & Gas - 1.71%
Chevron Corp. (a)	3,000	183,060

Pharmaceuticals - 4.48%
Abbott Laboratories (a)	3,000	128,220
Johnson & Johnson	6,000	351,660
		479,880

Semiconductor & Semiconductor Equipment - 2.24%
Intel Corp. (a)	12,000	239,760

Software - 5.47%
Symantec Corp. (a)(b)	17,000	278,460
Take-Two Interactive Software, Inc. (a)(b)	18,000	306,900
		585,360

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF INVESTMENTS at April 30, 2006 (Unaudited), Continued

COMMON STOCKS - 107.71%, Continued	Shares	Value
Specialty Retail - 16.75%
Advance Auto Parts, Inc. (a)	12,500	$502,750
Bed Bath & Beyond, Inc. (a)(b)	9,000	345,150
Home Depot, Inc. (a)	10,000	399,300
Lowe’s Cos., Inc. (a)	6,800	428,740
Pacific Sunwear of California, Inc. (a)(b)	5,000	116,500
		1,792,440

Textiles, Apparel & Luxury Goods - 2.32%
Jones Apparel Group, Inc. (a)	3,500	120,225
Kenneth Cole Productions, Inc. - Class A (a)	5,000	127,550
		247,775

Thrifts & Mortgage Finance - 6.71%
MGIC Investment Corp. (a)	4,000	282,800
Radian Group, Inc. (a)	4,000	250,880
The PMI Group, Inc. (a)	4,000	184,600
		718,280

TOTAL COMMON STOCKS
(Cost $11,189,526)		11,527,305

SHORT-TERM INVESTMENTS - 1.25%
AIM STIT-Liquid Assets Portfolio
(Cost $133,650)	133,650	133,650
Total Investments in Securities
(Cost $11,323,176) - 108.96%		11,660,955
Call Options Written - (9.47)%		(1,013,565)
Other Assets less Liabilities - 0.51%		54,248
NET ASSETS - 100.00%		$10,701,638

(a)	Security is subject to written call option(s).
(b)	Non-income producing security.
(c)	U.S. traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF CALL OPTIONS WRITTEN at April 30, 2006 (Unaudited)

Underlying Security/
Expiration Date/Exercise Price	Contracts	Value
Abbott Laboratories
Expiration: May, 2006, Exercise Price: $40.00	30	$(8,550)
Advance Auto Parts, Inc.
Expiration: May, 2006, Exercise Price: $40.00	30	(3,000)
Expiration: September, 2006, Exercise Price: $40.00	70	(21,000)
Expiration: December, 2006, Exercise Price: $40.00	25	(10,250)
Affiliated Computer Services, Inc. - Class A
Expiration: October, 2006, Exercise Price: $60.00	55	(8,525)
AMBAC Financial Group, Inc.
Expiration: May, 2006, Exercise Price: $75.00	15	(11,550)
Expiration: August, 2006, Exercise Price: $75.00	15	(13,800)
Expiration: January, 2007, Exercise Price: $80.00	20	(15,800)
Bed Bath & Beyond, Inc.
Expiration: May, 2006, Exercise Price: $35.00	30	(10,800)
Expiration: August, 2006, Exercise Price: $35.00	30	(13,800)
Expiration: August, 2006, Exercise Price: $37.50	30	(7,950)
Biomet, Inc.
Expiration: July, 2006, Exercise Price: $35.00	40	(13,600)
Expiration: October, 2006, Exercise Price: $35.00	20	(8,600)
Expiration: January, 2007, Exercise Price: $35.00	41	(20,910)
BJ’s Wholesale Club, Inc.
Expiration: December, 2006, Exercise Price: $30.00	40	(15,200)
CDW Corp.
Expiration: July, 2006, Exercise Price: $55.00	15	(8,700)
Chevron Corp.
Expiration: June, 2006, Exercise Price: $55.00	30	(18,000)
Citigroup, Inc.
Expiration: June, 2006, Exercise Price: $45.00	30	(15,300)
Computer Sciences Corp.
Expiration: June, 2006, Exercise Price: $50.00	30	(27,600)
Dell, Inc.
Expiration: January, 2007, Exercise Price: $30.00	25	(2,750)
Expiration: January, 2007, Exercise Price: $35.00	25	(750)

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF CALL OPTIONS WRITTEN at April 30, 2006 (Unaudited), Continued

Underlying Security/
Expiration Date/Exercise Price	Contracts	Value
Diagnostic Products Corp.
Expiration: June, 2006, Exercise Price: $40.00	40	$(74,400)
Expiration: September, 2006, Exercise Price: $45.00	30	(40,800)
Diebold, Inc.
Expiration: May, 2006, Exercise Price: $35.00	30	(21,900)
Expiration: August, 2006, Exercise Price: $40.00	21	(8,400)
Expiration: November, 2006, Exercise Price: $40.00	14	(6,860)
First Data Corp.
Expiration: May, 2006, Exercise Price: $40.00	17	(13,430)
Expiration: January, 2007, Exercise Price: $40.00	40	(38,800)
Fisher Scientific International, Inc.
Expiration: May, 2006, Exercise Price: $65.00	30	(18,000)
Harley-Davidson, Inc.
Expiration: August, 2006, Exercise Price: $47.50	30	(15,300)
Expiration: November, 2006, Exercise Price: $50.00	10	(4,900)
Health Management Associates, Inc. - Class A
Expiration: August, 2006, Exercise Price: $22.50	100	(4,000)
Home Depot, Inc.
Expiration: August, 2006, Exercise Price: $42.50	50	(5,750)
Expiration: January, 2007, Exercise Price: $45.00	50	(7,500)
Honeywell International, Inc.
Expiration: June, 2006, Exercise Price: $37.50	20	(10,400)
Intel Corp.
Expiration: October, 2006, Exercise Price: $20.00	60	(8,100)
Expiration: January, 2007, Exercise Price: $20.00	60	(10,500)
International Business Machines Corp.
Expiration: July, 2006, Exercise Price: $85.00	10	(1,350)
Jones Apparel Group, Inc.
Expiration: May, 2006, Exercise Price: $30.00	35	(16,450)
J.P. Morgan Chase & Co.
Expiration: January, 2007, Exercise Price: $37.50	15	(13,200)
Kenneth Cole Productions, Inc. - Class A
Expiration: July, 2006, Exercise Price: $25.00	30	(6,450)
Expiration: October, 2006, Exercise Price: $25.00	20	(5,800)

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF CALL OPTIONS WRITTEN at April 30, 2006 (Unaudited), Continued

Underlying Security/
Expiration Date/Exercise Price	Contracts	Value
Lexmark International, Inc. - Class A
Expiration: October, 2006, Exercise Price: $45.00	50	$(33,500)
Lowe’s Cos., Inc.
Expiration: July, 2006, Exercise Price: $70.00	20	(1,100)
Expiration: October, 2006, Exercise Price: $70.00	20	(3,500)
Expiration: January, 2007, Exercise Price: $70.00	28	(7,980)
MBIA, Inc.
Expiration: May, 2006, Exercise Price: $60.00	50	(7,500)
Expiration: August, 2006, Exercise Price: $60.00	50	(17,000)
Expiration: November, 2006, Exercise Price: $60.00	50	(23,500)
Expiration: January, 2007, Exercise Price: $60.00	56	(30,800)
MGIC Investment Corp.
Expiration: June, 2006, Exercise Price: $65.00	20	(12,800)
Expiration: January, 2007, Exercise Price: $70.00	20	(13,000)
Morgan Stanley
Expiration: January, 2007, Exercise Price: $55.00	10	(11,200)
Pacific Sunwear of California, Inc.
Expiration: December, 2006, Exercise Price: $22.50	50	(16,000)
Radian Group, Inc.
Expiration: May, 2006, Exercise Price: $55.00	20	(16,200)
Expiration: August, 2006, Exercise Price: $55.00	20	(19,400)
RenaissanceRe Holdings Ltd.
Expiration: July, 2006, Exercise Price: $40.00	40	(14,400)
Sensient Technologies Corp.
Expiration: July, 2006, Exercise Price: $20.00	100	(13,000)
Expiration: October, 2006, Exercise Price: $17.50	50	(15,500)
Southwest Airlines Co.
Expiration: June, 2006, Exercise Price: $15.00	50	(7,000)
Expiration: January, 2007, Exercise Price: $15.00	63	(15,750)
Symantec Corp.
Expiration: July, 2006, Exercise Price: $17.50	65	(4,550)
Expiration: October, 2006, Exercise Price: $15.00	40	(11,000)
Expiration: January, 2007, Exercise Price: $17.50	65	(12,220)

See accompanying Notes to Financial Statements.

CastleRock Fund

SCHEDULE OF CALL OPTIONS WRITTEN at April 30, 2006 (Unaudited), Continued

Underlying Security/
Expiration Date/Exercise Price	Contracts	Value
Take-Two Interactive Software, Inc.
Expiration: June, 2006, Exercise Price: $15.00	90	$(24,300)
Expiration: September, 2006, Exercise Price: $15.00	90	(32,400)
The PMI Group, Inc.
Expiration: June, 2006, Exercise Price: $40.00	20	(13,200)
Expiration: September, 2006, Exercise Price: $45.00	20	(6,600)
Time Warner, Inc.
Expiration: July, 2006, Exercise Price: $17.00	100	(8,800)
Expiration: October, 2006, Exercise Price: $17.00	50	(6,500)
Tyco International Ltd.
Expiration: May, 2006, Exercise Price: $27.50	24	(480)
Expiration: July, 2006, Exercise Price: $27.50	35	(2,555)
Expiration: July, 2006, Exercise Price: $30.00	24	(360)
Expiration: October, 2006, Exercise Price: $27.50	16	(2,080)
Expiration: January, 2007, Exercise Price: $30.00	21	(1,890)
Zimmer Holdings, Inc.
Expiration: June, 2006, Exercise Price: $65.00	25	(3,125)
Expiration: September, 2006, Exercise Price: $70.00	10	(1,650)
Expiration: January, 2007, Exercise Price: $65.00	25	(14,000)
Total Call Options Written (Proceeds $931,807)		$(1,013,565)

See accompanying Notes to Financial Statements.

CastleRock Fund

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2006 (Unaudited)

ASSETS
Investments in securities, at value (cost $11,323,176)	$11,660,955
Receivables:
Proceeds from written options	76,182
Due from advisor	2,210
Dividends and interest	5,159
Prepaid expenses	7,005
Total assets	11,751,511

LIABILITIES
Call options written, at value (proceeds $931,807)	1,013,565
Payables:
Administration fees	2,466
Audit fees	8,097
Transfer agent fees	6,192
Custody fees	3,362
Fund accounting fees	6,661
Shareholder reporting	6,877
Legal fees	286
Chief Compliance Officer fee	1,475
Accrued other expenses	892
Total liabilities	1,049,873

NET ASSETS	$10,701,638

Net asset value, offering and redemption price per share
[$10,701,638/983,202 shares outstanding; unlimited number
of shares (par value $0.01) authorized]	$10.88

COMPONENTS OF NET ASSETS
Paid-in capital	$10,087,388
Undistributed net investment loss	(10,545)
Accumulated net realized gain on investments
and option contracts written	368,774
Net unrealized appreciation/(depreciation) of:
Investments	337,779
Option contracts written	(81,758)
Net assets	$10,701,638

See accompanying Notes to Financial Statements.

CastleRock Fund

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2006 (Unaudited)

INVESTMENT INCOME
Dividends	$50,799
Interest	7,975
Total investment income	58,774

EXPENSES
Advisory fees (Note 3)	44,682
Administration fees (Note 3)	14,876
Fund accounting fees	13,942
Transfer agent fees	12,496
Audit fees	8,097
Custody fees	5,503
Legal fees	4,421
Reports to shareholders	4,116
Chief Compliance Officer fee (Note 3)	2,976
Trustee fees	2,949
Registration fees	2,390
Insurance	1,408
Miscellaneous	922
Total expenses	118,778
Less: advisory fee waiver and reimbursement (Note 3)	(51,756)
Net expenses	67,022
Net investment loss	(8,248)

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND OPTION CONTRACTS WRITTEN
Net realized gain on:
Investments	362,368
Option contracts written	18,288
Net realized gain	380,656
Net change in unrealized appreciation/(depreciation) on:
Investments	389,481
Option contracts written	(79,391)
Net unrealized gain	310,090
Net realized and unrealized gain
on investments and option contracts written	690,746
Net increase in net assets resulting from operations	$682,498

See accompanying Notes to Financial Statements.

CastleRock Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2006 (Unaudited)	May 23, 2005* through October 31, 2005
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(8,248)	$1,019
Net realized gain on investments
and option contracts written	380,656	98,718
Net change in unrealized appreciation/(depreciation)
on investments and option contracts written	310,090	(54,069)
Net increase in net assets
resulting from operations	682,498	45,668

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,316)	—
From net realized gain on investments
and option contracts written	(110,600)	—
Total distributions to shareholders	(113,916)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,674,763	7,412,625
Total increase in net assets	3,243,345	7,458,293

NET ASSETS
Beginning of period	7,458,293	—
End of period	$10,701,638	$7,458,293

Includes undistributed net investment
income/(loss) of	$(10,545)	$1,019

(a) A summary of share transactions is as follows:

	Six Months Ended April 30, 2006 (Unaudited)		May 23, 2005* through October 31, 2005
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	256,092	$ 2,731,520	732,295	$ 7,412,625
Shares reinvested	10,839	113,916	—	—
Shares redeemed	(16,024)	(170,673)	—	—
Net increase	250,907	$ 2,674,763	732,295	$ 7,412,625

* Commencement of operations

See accompanying Notes to Financial Statements.

CastleRock Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months Ended April 30, 2006 (Unaudited)		May 23, 2005* through October 31, 2005

Net asset value, beginning of period	$10.18		$10.00

Income from investment operations:
Net investment income/(loss)	(0.01)		0.00	#
Net realized and unrealized gain on
investments and option contracts written	0.86		0.18
Total from investment operations	0.85		0.18

Less distributions:
From net investment income	(0.00	)#	—
From net realized gain on investments
and option contracts written	(0.15)		—
Total distributions	(0.15)		—

Net asset value, end of period	$10.88		$10.18

Total return	8.42	%++	1.80	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$10,702		$7,458
Ratio of expenses to average net assets:
Before expense reimbursement	2.66	%+	3.97	%+
After expense reimbursement	1.50	%+	1.50	%+
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	(1.34	)%+	(2.43	)%+
After expense reimbursement	(0.18	)%+	0.04	%+

Portfolio turnover rate	83.95	%++	80.60	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
#	Amount is less than $0.01.

See accompanying Notes to Financial Statements.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited)

NOTE 1 - ORGANIZATION

The CastleRock Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to obtain the majority of the returns associated with an investment in the stock market, while reducing volatility for investors. The Fund seeks to reduce this volatility by writing covered call options. The Fund began operations on May 23, 2005.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited), Continued

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Options Transactions: For hedging purposes, the Fund will write covered call options against at least 65% of its underlying equity securities. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts are held in a segregated account by the custodian). When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited), Continued

F.
Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for less than three months. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2006, Burroughs Hutchinson (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended April 30, 2006, the Fund incurred $44,682 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited), Continued

Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended April 30, 2006, the Advisor reduced its fees and reimbursed expenses in the amount of $51,756; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $116,012 at April 30, 2006. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2008	$64,256
2009	$51,756

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $25 million	$30,000
$25 million to less than $50 million	0.12% of average daily net assets
$50 million to less than $200 million	0.10% of average daily net assets
More than $200 million	0.05% of average daily net assets

For the six months ended April 30, 2006, the Fund incurred $14,876 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited), Continued

The officers of the Fund are employees of the Administrator.

For the six months ended April 30, 2006, the Fund was allocated $2,976 of the Chief Compliance Officer fee.

NOTE 4 - OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the six months ended April 30, 2006 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,967	$522,986
Options written	4,123	1,099,004
Options exercised	(1,558)	(360,253)
Options expired	(499)	(80,663)
Options closed	(1,188)	(249,267)
Options outstanding, end of period	2,845	$931,807

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $11,331,224 and $7,788,362, respectively.

NOTE 6 - LINE OF CREDIT

The Fund has a line of credit in the amount of $1,175,000. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the six months ended April 30, 2006, the Fund did not draw upon the line of credit.

CastleRock Fund

NOTES TO FINANCIAL STATEMENTS at April 30, 2006 (Unaudited), Continued

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO
                 SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses and straddle losses deferred.

The tax character of distributions paid during the six months ended April 30, 2006 and the period ended October 31, 2005 was as follows:

	2006	2005
Ordinary income	$113,916	$—

Ordinary income distributions may include dividends paid from short-term capital gains.

As of October 31, 2005, the Fund’s most recent fiscal period end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (long positions)	$8,049,043
Cost of investments (short positions)	(522,986)
$7,526,057

Gross tax unrealized appreciation	$301,781
Gross tax unrealized depreciation	(366,512)
Net tax unrealized depreciation	$(64,731)

Undistributed ordinary income	$1,019
Undistributed long-term capital gain	—
Total distributable earnings	$1,019

Other accumulated gains/(losses)	$110,597

Total accumulated earnings/(losses)	$46,885

The Fund had no capital loss carryforward.

CastleRock Fund

NOTICE TO SHAREHOLDERS at April 30, 2006 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-625-2785, or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2005

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-625-2785. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-866-625-2785.

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ADVISOR
Burroughs Hutchinson
877 West Main Street, Suite 602
Boise, ID 83702

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 625-2785

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. During the last six months, there has been a material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating Committee will now consider nominees recommended by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 7/5/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 7/5/06

By (Signature and Title)* /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date 7/5/06

* Print the name and title of each signing officer under his or her signature.